
COLUMBUS MCKINNON CORPORATION
QUARTERLY SEGMENT REPORTING
SHOWING CONTINUING AND DISCONTINUED OPERATIONS
FISCAL 2002 AND 2001
AMOUNTS IN THOUSANDS

                                                                                       FISCAL 2002
                                                                                 Discontinued    Reclassi-    Continuing
                                                                       Total      Operations      fication    Operations
                                                                     --------    ------------    ---------    ----------
                                                                                Quarter Ended July 1, 2001
                                                                                --------------------------
Products Segment
----------------
Net sales ........................................................   $109,618                                  $109,618
Gross profit .....................................................     31,192                                    31,192
Income from operations before
        restructuring charges & amortization .....................     16,478           203                      16,681
Solutions - Industrial Segment
------------------------------
Net sales ........................................................     13,622                       5,846        19,468
Gross profit .....................................................      2,245                          36         2,281
Income from operations before
        restructuring charges & amortization .....................         42                        (180)         (138)
Solutions - Automotive Segment
------------------------------
Net sales ........................................................     52,665       (46,819)       (5,846)            -
Gross profit .....................................................      1,521        (1,485)          (36)            -
Income from operations before
        restructuring charges & amortization .....................       (563)          383           180             -
-----------------------------------------------------------------------------------------------------------------------
Consolidated
------------
Net sales ........................................................    175,905        46,819                     129,086
Gross profit .....................................................     34,958         1,485                      33,473
Selling expenses .................................................     11,634           524                      11,110
General and administrative expenses ..............................      7,367         1,547                       5,820
                                                                     --------------------------------------------------
Income from operations before
        restructuring charges & amortization .....................     15,957          (586)                     16,543
Restructuring charges ............................................      8,840                                     8,840
Amortization of intangibles ......................................      4,033         1,252                       2,781
Interest and debt expense ........................................      8,576           309                       8,267
Interest income and other (exp) inc ..............................       (112)            1                        (113)
                                                                     --------------------------------------------------
(Loss) income before income taxes ................................     (5,604)       (2,146)                     (3,458)
Income tax (benefit) expense .....................................       (943)         (304)                       (639)
                                                                     --------------------------------------------------
Net (loss) income ................................................   $ (4,661)     $ (1,842)     $      -      $ (2,819)
                                                                     ==================================================



COLUMBUS MCKINNON CORPORATION
QUARTERLY SEGMENT REPORTING
SHOWING CONTINUING AND DISCONTINUED OPERATIONS
FISCAL 2002 AND 2001
AMOUNTS IN THOUSANDS

                                                                                       FISCAL 2002
                                                                                       -----------
                                                                                 Discontinued    Reclassi-    Continuing
                                                                       Total      Operations      fication    Operations
                                                                     --------    ------------    ---------    ----------
                                                                              Quarter Ended September 30, 2001
                                                                              --------------------------------
Products Segment
----------------
Net sales ........................................................   $103,150                                  $103,150
Gross profit .....................................................     28,202                                    28,202
Income from operations before
        restructuring charges & amortization .....................     12,721                                    12,721
Solutions - Industrial Segment
------------------------------
Net sales ........................................................     14,013                       5,379        19,392
Gross profit .....................................................      2,427                         565         2,992
Income from operations before
        restructuring charges & amortization .....................        323                         284           607
Solutions - Automotive Segment
------------------------------
Net sales ........................................................     54,414       (49,035)       (5,379)            -
Gross profit .....................................................      2,345        (1,780)         (565)            -
Income from operations before
        restructuring charges & amortization .....................         67           217          (284)            -
-----------------------------------------------------------------------------------------------------------------------
Consolidated
------------
Net sales ........................................................    171,577        49,035                     122,542
Gross profit .....................................................     32,974         1,780                      31,194
Selling expenses .................................................     11,447           507                      10,940
General and administrative expenses ..............................      8,416         1,490                       6,926
                                                                     --------------------------------------------------
Income from operations before
        restructuring charges & amortization .....................     13,111          (217)                     13,328
Restructuring charges ............................................        727                                       727
Amortization of intangibles ......................................      4,013         1,252                       2,761
Interest and debt expense ........................................      8,225           311                       7,914
Interest income and other (exp) inc ..............................         31                                        31
                                                                     --------------------------------------------------
(Loss) income before income taxes ................................        177        (1,780)                      1,957
Income tax (benefit) expense .....................................      1,509          (180)                      1,689
                                                                     --------------------------------------------------
Net (loss) income ................................................   $ (1,332)     $ (1,600)     $      -      $    268
                                                                     ==================================================



COLUMBUS MCKINNON CORPORATION
QUARTERLY SEGMENT REPORTING
SHOWING CONTINUING AND DISCONTINUED OPERATIONS
FISCAL 2002 AND 2001
AMOUNTS IN THOUSANDS

                                                                                       FISCAL 2002
                                                                                       -----------
                                                                                 Discontinued    Reclassi-    Continuing
                                                                       Total      Operations      fication    Operations
                                                                     --------    ------------    ---------    ----------
                                                                                Quarter Ended December 30, 2001
                                                                                -------------------------------
Products Segment
----------------
Net sales ........................................................   $ 95,591                                  $ 95,591
Gross profit .....................................................     26,834                                    26,834
Income from operations before
        restructuring charges & amortization .....................     11,953           211                      12,164
Solutions - Industrial Segment
------------------------------
Net sales ........................................................     14,815                       3,516        18,331
Gross profit .....................................................      2,621                         469         3,090
Income from operations before
        restructuring charges & amortization .....................        686                         179           865
Solutions - Automotive Segment
------------------------------
Net sales ........................................................     27,341       (23,825)       (3,516)            -
Gross profit .....................................................      2,533        (2,064)         (469)            -
Income from operations before
        restructuring charges & amortization .....................        577          (398)         (179)            -
-----------------------------------------------------------------------------------------------------------------------
Consolidated
------------
Net sales ........................................................    137,747        23,825                     113,922
Gross profit .....................................................     31,988         2,064                      29,924
Selling expenses .................................................     10,915           496                      10,419
General and administrative expenses ..............................      7,857         1,381                       6,476
                                                                     --------------------------------------------------
Income from operations before
        restructuring charges & amortization .....................     13,216           187                      13,029
Restructuring charges ............................................         (6)                                       (6)
Amortization of intangibles ......................................      3,994         1,252                       2,742
Interest and debt expense ........................................      7,112           314                       6,798
Interest income and other (exp) inc ..............................        (77)                                      (77)
                                                                     --------------------------------------------------
(Loss) income before income taxes ................................      2,039        (1,379)                      3,418
Income tax (benefit) expense .....................................      2,131           (43)                      2,174
                                                                     --------------------------------------------------
Net (loss) income ................................................   $    (92)     $ (1,336)     $      -      $  1,244
                                                                     ==================================================



COLUMBUS MCKINNON CORPORATION
QUARTERLY SEGMENT REPORTING
SHOWING CONTINUING AND DISCONTINUED OPERATIONS
FISCAL 2002 AND 2001
AMOUNTS IN THOUSANDS

                                                                                       FISCAL 2002
                                                                                       -----------
                                                                                 Discontinued    Reclassi-    Continuing
                                                                       Total      Operations      fication    Operations
                                                                     --------    ------------    ---------    ----------
                                                                               Quarter Ended March 31, 2002
                                                                               ----------------------------
Products Segment
----------------
Net sales ........................................................   $ 96,372                                  $ 96,372
Gross profit .....................................................     23,049                                    23,049
Income from operations before
        restructuring charges & amortization .....................      5,479                                     5,479
Solutions - Industrial Segment
------------------------------
Net sales ........................................................     15,147                       2,959        18,106
Gross profit .....................................................      1,975                         862         2,837
Income from operations before
        restructuring charges & amortization .....................       (138)                        469           331
Solutions - Automotive Segment
------------------------------
Net sales ........................................................     20,350       (17,391)       (2,959)            -
Gross profit .....................................................         50           812          (862)            -
Income from operations before
        restructuring charges & amortization .....................     (2,015)        2,484          (469)            -
-----------------------------------------------------------------------------------------------------------------------
Consolidated
------------
Net sales ........................................................    131,869        17,391                     114,478
Gross profit .....................................................     25,074          (812)                     25,886
Selling expenses .................................................     11,579           526                      11,053
General and administrative expenses ..............................     10,169         1,146                       9,023
                                                                     --------------------------------------------------
Income from operations before
        restructuring charges & amortization .....................      3,326        (2,484)                      5,810
Restructuring charges ............................................          8                                         8
Amortization of intangibles ......................................      3,981         1,252                       2,729
Interest and debt expense ........................................      6,711           309                       6,402
Interest income and other (exp) inc ..............................     (2,305)                                   (2,305)
                                                                     --------------------------------------------------
(Loss) income before income taxes ................................     (9,679)       (4,045)                     (5,634)
Income tax (benefit) expense .....................................     (1,873)         (950)                       (923)
                                                                     --------------------------------------------------
Net (loss) income ................................................   $ (7,806)     $ (3,095)     $      -      $ (4,711)
                                                                     ==================================================





COLUMBUS MCKINNON CORPORATION
QUARTERLY SEGMENT REPORTING
SHOWING CONTINUING AND DISCONTINUED OPERATIONS
FISCAL 2002 AND 2001
AMOUNTS IN THOUSANDS

                                                                                       FISCAL 2002
                                                                                       -----------
                                                                                 Discontinued    Reclassi-    Continuing
                                                                       Total      Operations      fication    Operations
                                                                     --------    ------------    ---------    ----------
                                                                                 Year Ended March 31, 2002
                                                                                 -------------------------
Products Segment
----------------
Net sales ........................................................   $404,731                                  $404,731
Gross profit .....................................................    109,277                                   109,277
Income from operations before
        restructuring charges & amortization .....................     46,631           414                      47,045
Solutions - Industrial Segment
------------------------------
Net sales ........................................................     60,556                      14,741        75,297
Gross profit .....................................................     10,130                       1,070        11,200
Income from operations before
        restructuring charges & amortization .....................      1,382                         283         1,665
Solutions - Automotive Segment
------------------------------
Net sales ........................................................    154,770      (137,070)      (17,700)            -
Gross profit .....................................................      6,449        (4,517)       (1,932)            -
Income from operations before
        restructuring charges & amortization .....................     (1,934)        2,686          (752)            -
-----------------------------------------------------------------------------------------------------------------------
Consolidated
------------
Net sales ........................................................    614,139       137,070        (2,959)      480,028
Gross profit .....................................................    124,132         4,517          (862)      120,477
Selling expenses .................................................     45,575         2,053                      43,522
General and administrative expenses ..............................     33,809         5,564                      28,245
                                                                     --------------------------------------------------
Income from operations before
        restructuring charges & amortization .....................     45,141        (3,100)         (469)       48,710
Restructuring charges ............................................      9,569                                     9,569
Amortization of intangibles ......................................     16,021         5,008                      11,013
Interest and debt expense ........................................     30,624         1,243                      29,381
Interest income and other (exp) inc ..............................     (2,463)            1                      (2,464)
                                                                     --------------------------------------------------
(Loss) income before income taxes ................................    (13,536)       (9,350)         (469)       (3,717)
Income tax (benefit) expense .....................................        824        (1,477)                      2,301
                                                                     --------------------------------------------------
Net (loss) income ................................................   $(14,360)     $ (7,873)     $   (469)     $ (6,018)
                                                                     ==================================================




COLUMBUS MCKINNON CORPORATION
QUARTERLY SEGMENT REPORTING
SHOWING CONTINUING AND DISCONTINUED OPERATIONS
FISCAL 2002 AND 2001
AMOUNTS IN THOUSANDS

                                                                                       FISCAL 2001
                                                                                       -----------
                                                                                 Discontinued    Reclassi-    Continuing
                                                                       Total      Operations      fication    Operations
                                                                     --------    ------------    ---------    ----------
                                                                                Quarter Ended July 2, 2000
                                                                                --------------------------
Products Segment
----------------
Net sales ........................................................   $125,196                                  $125,196
Gross profit .....................................................     38,002                                    38,002
Income from operations before amortization .......................     19,618                                    19,618
Solutions - Industrial Segment
------------------------------
Net sales ........................................................     17,513                       9,790        27,303
Gross profit .....................................................      4,191                         704         4,895
Income from operations before amortization .......................      1,841                         327         2,168
Solutions - Automotive Segment
------------------------------
Net sales ........................................................     45,669       (35,879)       (9,790)            -
Gross profit .....................................................      5,021        (4,317)         (704)            -
Income from operations before amortization .......................      2,933        (2,606)         (327)            -
-----------------------------------------------------------------------------------------------------------------------
Consolidated
------------
Net sales ........................................................    188,378        35,879                     152,499
Gross profit .....................................................     47,214         4,317                      42,897
Selling expenses .................................................     12,482           473                      12,009
General and administrative expenses ..............................     10,340         1,238                       9,102
                                                                     --------------------------------------------------
Income from operations before amortization .......................     24,392         2,606                      21,786
Amortization of intangibles ......................................      4,014         1,252                       2,762
Interest and debt expense ........................................      9,281           309                       8,972
Interest income and other (exp) inc ..............................        941                                       941
                                                                     --------------------------------------------------
(Loss) income before income taxes ................................     12,038         1,045                      10,993
Income tax (benefit) expense .....................................      6,092           781                       5,311
                                                                     --------------------------------------------------
Net (loss) income ................................................   $  5,946      $    264      $      -      $  5,682
                                                                     ==================================================





COLUMBUS MCKINNON CORPORATION
QUARTERLY SEGMENT REPORTING
SHOWING CONTINUING AND DISCONTINUED OPERATIONS
FISCAL 2002 AND 2001
AMOUNTS IN THOUSANDS

                                                                                       FISCAL 2001
                                                                                       -----------
                                                                                 Discontinued    Reclassi-    Continuing
                                                                       Total      Operations      fication    Operations
                                                                     --------    ------------    ---------    ----------
                                                                              Quarter Ended October 1, 2000
                                                                              -----------------------------
Products Segment
----------------
Net sales ........................................................   $121,970                                  $121,970
Gross profit .....................................................     36,930                                    36,930
Income from operations before amortization .......................     19,008                                    19,008
Solutions - Industrial Segment
------------------------------
Net sales ........................................................     17,413                      11,355        28,768
Gross profit .....................................................      3,431                        (106)        3,325
Income from operations before amortization .......................      1,294                        (388)          906
Solutions - Automotive Segment
------------------------------
Net sales ........................................................     49,611       (38,256)      (11,355)            -
Gross profit .....................................................      4,629        (4,735)          106             -
Income from operations before amortization .......................      2,395        (2,783)          388             -
-----------------------------------------------------------------------------------------------------------------------
Consolidated
------------
Net sales ........................................................    188,994        38,256                     150,738
Gross profit .....................................................     44,990         4,735                      40,255
Selling expenses .................................................     12,332           493                      11,839
General and administrative expenses ..............................      9,961         1,459                       8,502
                                                                     --------------------------------------------------
Income from operations before amortization .......................     22,697         2,783                      19,914
Amortization of intangibles ......................................      4,017         1,252                       2,765
Interest and debt expense ........................................      9,710           354                       9,356
Interest income and other (exp) inc ..............................        671                                       671
                                                                     --------------------------------------------------
(Loss) income before income taxes ................................      9,641         1,177                       8,464
Income tax (benefit) expense .....................................      5,253           826                       4,427
                                                                     --------------------------------------------------
Net (loss) income ................................................   $  4,388      $    351      $      -      $  4,037
                                                                     ==================================================





COLUMBUS MCKINNON CORPORATION
QUARTERLY SEGMENT REPORTING
SHOWING CONTINUING AND DISCONTINUED OPERATIONS
FISCAL 2002 AND 2001
AMOUNTS IN THOUSANDS

                                                                                       FISCAL 2001
                                                                                       -----------
                                                                                 Discontinued    Reclassi-    Continuing
                                                                       Total      Operations      fication    Operations
                                                                     --------    ------------    ---------    ----------
                                                                              Quarter Ended December 31, 2000
                                                                              -------------------------------
Products Segment
----------------
Net sales ........................................................   $112,242                                  $112,242
Gross profit .....................................................     31,697                                    31,697
Income from operations before amortization .......................     14,458                                    14,458
Solutions - Industrial Segment
------------------------------
Net sales ........................................................     16,422                      11,126        27,548
Gross profit .....................................................      3,287                         454         3,741
Income from operations before amortization .......................        935                         137         1,072
Solutions - Automotive Segment
------------------------------
Net sales ........................................................     46,414       (35,288)      (11,126)            -
Gross profit .....................................................      4,550        (4,096)         (454)            -
Income from operations before amortization .......................      2,293        (2,156)         (137)            -
-----------------------------------------------------------------------------------------------------------------------
Consolidated
------------
Net sales ........................................................    175,078        35,288                     139,790
Gross profit .....................................................     39,534         4,096                      35,438
Selling expenses .................................................     12,523           515                      12,008
General and administrative expenses ..............................      9,325         1,425                       7,900
                                                                     --------------------------------------------------
Income from operations before amortization .......................     17,686         2,156                      15,530
Restructuring charges ............................................          -                                         -
Amortization of intangibles ......................................      4,014         1,252                       2,762
Interest and debt expense ........................................      9,815           341                       9,474
Interest income and other (exp) inc ..............................        524            33                         491
                                                                     --------------------------------------------------
(Loss) income before income taxes ................................      4,381           596                       3,785
Income tax (benefit) expense .....................................      3,085           629                       2,456
                                                                     --------------------------------------------------
Net (loss) income ................................................   $  1,296      $    (33)     $      -      $  1,329
                                                                     ==================================================





COLUMBUS MCKINNON CORPORATION
QUARTERLY SEGMENT REPORTING
SHOWING CONTINUING AND DISCONTINUED OPERATIONS
FISCAL 2002 AND 2001
AMOUNTS IN THOUSANDS

                                                                                       FISCAL 2001
                                                                                       -----------
                                                                                 Discontinued    Reclassi-    Continuing
                                                                       Total      Operations      fication    Operations
                                                                     --------    ------------    ---------    ----------
                                                                               Quarter Ended March 31, 2001
                                                                               ----------------------------
Products Segment
----------------
Net sales ........................................................   $119,490                                  $119,490
Gross profit .....................................................     38,489                                    38,489
Income from operations before amortization .......................     19,407           605                      20,012
Solutions - Industrial Segment
Net sales ........................................................     16,707                       6,944        23,651
Gross profit .....................................................      1,933                         497         2,430
Income from operations before amortization .......................       (473)                         96          (377)
Solutions - Automotive Segment
------------------------------
Net sales ........................................................     39,325       (32,381)       (6,944)            -
Gross profit .....................................................      4,431        (3,934)         (497)            -
Income from operations before amortization .......................      2,443        (2,347)          (96)            -
-----------------------------------------------------------------------------------------------------------------------
Consolidated
------------
Net sales ........................................................    175,522        32,381                     143,141
Gross profit .....................................................     44,853         3,934                      40,919
Selling expenses .................................................     13,099           562                      12,537
General and administrative expenses ..............................     10,377         1,630                       8,747
                                                                     --------------------------------------------------
Income from operations before amortization .......................     21,377         1,742                      19,635
Amortization of intangibles ......................................      3,938         1,252                       2,686
Interest and debt expense ........................................      8,836           309                       8,527
Interest income and other (exp) inc ..............................         81            24                          57
                                                                     --------------------------------------------------
(Loss) income before income taxes ................................      8,684           205                       8,479
Income tax (benefit) expense .....................................      5,095           495                       4,600
                                                                     --------------------------------------------------
Net (loss) income ................................................   $  3,589      $   (290)     $      -      $  3,879
                                                                     ==================================================





COLUMBUS MCKINNON CORPORATION
QUARTERLY SEGMENT REPORTING
SHOWING CONTINUING AND DISCONTINUED OPERATIONS
FISCAL 2002 AND 2001
AMOUNTS IN THOUSANDS

                                                                                       FISCAL 2001
                                                                                       -----------
                                                                                 Discontinued    Reclassi-    Continuing
                                                                       Total      Operations      fication    Operations
                                                                     --------    ------------    ---------    ----------
                                                                                 Year Ended March 31, 2002
                                                                                 -------------------------
Products Segment
----------------
Net sales ........................................................   $478,898                                  $478,898
Gross profit .....................................................    145,118                                   145,118
Income from operations before amortization .......................     72,491           605                      73,096
Solutions - Industrial Segment
------------------------------
Net sales ........................................................     68,055                      39,215       107,270
Gross profit .....................................................     12,842                       1,549        14,391
Income from operations before amortization .......................      3,597                         172         3,769
Solutions - Automotive Segment
------------------------------
Net sales ........................................................    181,019      (141,804)      (39,215)            -
Gross profit .....................................................     18,631       (17,082)       (1,549)            -
Income from operations before amortization .......................     10,064        (9,892)         (172)            -
-----------------------------------------------------------------------------------------------------------------------
Consolidated
------------
Net sales ........................................................    727,972       141,804                     586,168
Gross profit .....................................................    176,591        17,082                     159,509
Selling expenses .................................................     50,436         2,043                      48,393
General and administrative expenses ..............................     40,003         5,752                      34,251
                                                                     --------------------------------------------------
Income from operations before amortization .......................     86,152         9,287                      76,865
Amortization of intangibles ......................................     15,983         5,008                      10,975
Interest and debt expense ........................................     37,642         1,313                      36,329
Interest income and other (exp) inc ..............................      2,217            57                       2,160
                                                                     --------------------------------------------------
(Loss) income before income taxes ................................     34,744         3,023                      31,721
Income tax (benefit) expense .....................................     19,525         2,731                      16,794
                                                                     --------------------------------------------------
Net (loss) income ................................................   $ 15,219      $    292      $      -      $ 14,927
                                                                     ==================================================
